SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                         CECIL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                        [CECIL BANCORP, INC. LETTERHEAD]






                                  April 4, 2001




Dear Stockholder:

     We invite you to attend the Annual Meeting of stockholders of Cecil Bancorp, Inc. to be held at Bentley's, Elkton, Maryland on Wednesday, May 2, 2001 at 9:00 a.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary banks, Cecil Federal Savings Bank and Columbian Bank, a Federal Savings Bank. Directors and officers of the Company as well as representatives of Stegman & Company, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

                                 Sincerely,


                                 /s/ Mary B. Halsey

                                 Mary B. Halsey
                                 President and Chief Executive Officer

                               CECIL BANCORP, INC.
                                127 NORTH STREET
                           ELKTON, MARYLAND 21921-5547
                                 (410) 398-1650


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 2, 2001


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Cecil Bancorp, Inc. (the "Company") will be held at Bentley's, Elkton, Maryland on Wednesday, May 2, 2001 at 9:00 a.m.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1. The election of three directors of the Company for a three year term; and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 19, 2001 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Thomas L. Foard

                                   THOMAS L. FOARD
                                   SECRETARY

Elkton, Maryland
April 4, 2001


--------------------------------------------------------------------------------
         IMPORTANT:  THE PROMPT  RETURN OF  PROXIES  WILL SAVE THE  COMPANY  THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. THE ACCOMPANYING PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                               CECIL BANCORP, INC.
                                127 NORTH STREET
                           ELKTON, MARYLAND 21921-5547


                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 2, 2001




--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cecil Bancorp, Inc. (the "Company"), the holding company of Cecil Federal Savings Bank ("Cecil Federal") and Columbian Bank, a Federal Savings Bank ("Columbian," and together, the "Banks") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at Bentley's, Elkton, Maryland on Wednesday, May 2, 2001 at 9:00 a.m. This proxy statement and the accompanying notice and proxy card are being first mailed to stockholders on or about April 4, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Thomas L. Foard, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on March 19, 2001 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 624,020 shares of common stock, par value $.01 per share (the "Common Stock") issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, at the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock and by all directors and executive officers of the Company as a group.

                                                           AMOUNT AND               PERCENT OF
                                                            NATURE OF                SHARES OF
NAME AND ADDRESS                                           BENEFICIAL              COMMON STOCK
OF BENEFICIAL OWNER                                       OWNERSHIP (1)             OUTSTANDING
---------------------------                               -------------            ------------
Cecil Bancorp, Inc.
Employee Stock Ownership Plan ("ESOP")
127 North Street
Elkton, Maryland  21921-5547                                35,846   (2)               5.70%

Anchar, a Maryland General Partnership
Builder's Choice Inc. Profit Sharing
  Retirement Trust ("Trust")
Anthony F. Sposato
Charles Sposato
910 W. Pulaski Highway
Elkton, Maryland  21921-37521                               62,057   (3)               9.94%

Matthew G. Bathon
146 East Main Street
Elkton, Maryland  21921                                     58,313                     9.34%

All directors and executive officers
 as a group (13 persons)                                   212,813   (4)              34.10%

------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock if he or she has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from March 19, 2001. Except as otherwise noted, the named individuals and each director or officer included in the group exercise sole or shared voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation pursuant to the terms of the Employee Stock Ownership Plan ("ESOP"), among participating employees as the loan used to purchase the shares is repaid. As of the Record Date, 20,438 shares had been allocated to participants, and 15,408 shares were unallocated. The ESOP trustees, currently Directors Neff, Foard and Sposato, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, the Company's Board of Directors shall direct the voting of such stock, or in the absence of such direction from the Company's Board of Directors, the trustees shall direct the voting of such stock in their discretion.
(3) Under Section 13(d)3 of the Securities Exchange Act of 1934, the above listed individuals may be deemed to constitute a "group." Includes 7,934 shares beneficially owned by Charles Sposato; 4,050 shares owned by Bay Ace Hardware, of which Charles Sposato is sole stockholder; 25,778 shares beneficially owned by Anchar, a Maryland general partnership of which Charles Sposato and Anthony Sposato are each a 50% general partner; 14,295 shares beneficially owned by the Trust, to which Charles Sposato serves as the sole trustee; and 10,000 shares beneficially owned by Anthony F. Sposato, Charles Sposato's brother. Charles Sposato disclaims beneficial ownership of those shares of Common Stock held by the Trust other than for his benefit.
(4) Includes 8,814 shares allocated to executive officers under the ESOP as of the Record Date. For information on the voting of ESOP shares, see "Footnote (2)," above. Also includes 18,965 shares which may be received by certain directors and executive officers upon the exercise of stock options which are exercisable within 60 days of the Record Date.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

     The Company's Board of Directors presently consists of nine members. The Board of Directors has nominated Thomas L. Foard, Charles Sposato and Matthew G. Bathon to serve as directors for three year terms. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve. Any vacancy on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause, would be rectified, based on the current intention of the Board of Directors, by the reduction in the size of the Board of Directors to eliminate the vacancy.

     The following table sets forth the names of the Board of Directors' nominees for election as directors. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of Cecil Federal, (except for Messrs. Angert and Johnson, which shows the first year they became directors of Columbian) the expiration of his or her current term as a director of the Company, and the number and percentage of shares of Common Stock beneficially owned.

                                                                                     SHARES OF
                                           YEAR FIRST ELECTED                      COMMON STOCK
                                             AS DIRECTOR OF        CURRENT         BENEFICIALLY
                            AGE AT           CECIL FEDERAL          TERM           OWNED AT THE         PERCENT
       NAME            DECEMBER 31, 2000      OR COLUMBIAN        TO EXPIRE       RECORD DATE (1)      OF CLASS
       ----            -----------------      ------------        ---------      ----------------      --------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

Thomas L. Foard               75                  1959              2001                 6,886           1.10%
Charles Sposato               47                  1999              2001                62,057  (2)      9.94%
Matthew G. Bathon             39                  1999              2001                58,313           9.34%

              CURRENT DIRECTORS AND DIRECTORS CONTINUING IN OFFICE

Doris P. Scott                75                  1977              2002                13,978           2.24%
Howard B. Tome                77                  1959              2002                 7,887           1.26%
Donald F. Angert              70                  1968              2002                 7,930  (3)      1.27%
Robert L. Johnson             73                  1988              2002                 4,209  (3)       .67%
Howard J. Neff                72                  1969              2003                 7,887           1.26%
Mary B. Halsey                39                  1995              2003                29,263  (4)      4.69%

_____________
(1) For the definition of beneficial ownership, see Footnote (1) to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, the named individual exercises sole or shared voting or investment power over the shares listed as beneficially owned by such person. Excludes 15,408 shares held by the ESOP which have not been allocated to participating employees as of March 19, 2001 and over which shares Directors Neff, Foard and Sposato, as members of the ESOP Committee and as ESOP Trustees, exercise shared voting and investment power. Includes 2,062, 7,284, 412, 1,238, 412, 385, 385, 385 and 385 shares which may be received upon the exercise of stock options which are exercisable within 60 days of March 19, 2001, for Directors Neff, Halsey, Foard, Scott, Tome, Sposato, Bathon, Angert and Johnson, respectively.
(2) Under Section 13(d)3 of the Securities Exchange Act of 1934, the individual listed in this footnote (4) may be deemed to constitute a "group." Includes 7,934 shares beneficially owned by Charles Sposato; 4,050 shares owned by Bay Ace Hardware, of which Charles Sposato is sole stockholder; 25,778 shares beneficially owned by Anchar, a Maryland


                                       3

     general partnership of which Charles Sposato and Anthony Sposato are each a 50% general partner; 14,295 shares beneficially owned by the Trust, to which Charles Sposato serves as the sole trustee; and 10,000 shares beneficially owned by Anthony F. Sposato, Charles Sposato's brother. Charles Sposato disclaims beneficial ownership of those shares of Common Stock held by the Trust other than for his benefit.
(3) Mr. Angert and Mr. Johnson were appointed to the board of Directors in connection with the Company's acquisition of Columbian, on September 30, 1998.
(4) Includes 4,423 shares and 66 shares allocated to Ms. Halsey and Mr. Angert, respectively, under the ESOP as to which they have voting power but no investment power.

     The principal occupation of the directors and executive officers of the Company, as well as information regarding the new nominees, is set forth below. Unless otherwise indicated, all directors and nominees have held their present positions for at least five years.

     THOMAS L. FOARD, a founding director of Cecil Federal, is a self-employed farmer and has served as Secretary of Cecil Federal since 1969 and as Secretary of the Company since its incorporation in 1994. He also has served on the board of directors and as Vice President of Bethel Cemetery for the past 20 years. Mr. Foard resides in Chesapeake City, Maryland.

     CHARLES F. SPOSATO was appointed as the Chairman of the Board of the Company in August 2000. Mr. Sposato is owner and president of Bay Ace Hardware, Inc. as well as president of CECO Utilities, Inc. and Manchester Development, Inc. In 1995 Mr. Sposato was recognized in Who's Who in Executives & Business. He has served as president of the Cecil County Home Builders Association and as director of the Home Builders Association of Maryland. Mr. Sposato served on the Board of Union Hospital of Cecil County Health Systems, Inc., past-chairman of Cecil County Health Ventures, Inc. and a past member of the Union Hospital Finance Committee. He serves on the board of directors of Northern Chesapeake
Hospice Foundation and as a Trustee of Mount Aviat Academy. Mr. Sposato is a member of the Knights of Columbus and the Cecil County and North East Chambers of Commerce. Mr. Sposato has also attended the Maryland Bankers School. He resides in Elkton, Maryland.

     MATTHEW G. BATHON is an attorney with the Elkton law firm of Bathon and Bathon, P.A., where he engaged in the full-time practice of law until June 2000. Mr. Bathon's law practice is now limited to trust and estate law and he currently serves as President and General Counsel of Windspeed Capital ("Capital"), a financial services and trust administration consulting company located in the Boston, Massachusetts area. In this capacity, Mr. Bathon oversees Capital's interest in Windspeed Capital Management, L.L.C., a registered investment company, which manages portfolio funds for individual clients, and, Capital's interest in Windspeed Ventures Corporation, a management company that operates a venture capital concern. Mr. Bathon also serves as President of B-C Investment, Inc. and is a member of B-E Realty, L.L.C., both of which own and manage properties in the Cecil County, Maryland and New Castle County, Delaware areas. Mr. Bathon is a former owner of Bentleys Restaurant and Banquet
Facilities and has served as an officer and director of Northern Chesapeake Hospice Foundation. He has also served as a director of the Cecil County Chapter of the American Red Cross, the Cecil County FEMA Board, and as a Trustee of Mount Aviat Academy. Mr. Bathon resides in Lexington, Massachusetts.

     DORIS P. SCOTT is an attorney in her own private practice. Mrs. Scott also serves on the board of directors of Family Services of Cecil County, Incorporated. Mrs. Scott is Chairman of the Second Circuit Judicial Nominating Commission. In addition, she is a past member of the Board of Governors of the Maryland Bar Association and currently serves on several committees of such Association. Ms. Scott resides in Elkton, Maryland.

     HOWARD B. TOME, a founding director of Cecil Federal, is a retired real estate broker. He was self-employed from 1950 to 1988. He also served as President of the Maryland Appraisal Institute, Inc. from 1956 to 1988. Mr. Tome is a member of the American Legion, the American Lung Association and the Conowingo Baptist Church. He resides in Rising Sun, Maryland.

     DONALD F. ANGERT has served as Treasurer of the Company since April 2000. Mr. Angert was formerly the President and majority stockholder of Angert, Inc., for 21 years, a retail business with stores located in Harford and Cecil Counties, Maryland. He became President of Columbian in January 1989, and has been Chairman of Columbian since 1994 in which capacity he presides at all meetings of Columbian's Board of Directors, appoints the

Board Committees, and serves on an as-needed basis for the management of Columbian. He was appointed to the Board of Directors of the Company in 1998 in connection with the Company's acquisition of Columbian. Mr. Angert is a resident of Havre de Grace, Maryland.

     ROBERT L. JOHNSON is retired from the federal government after fifty years of service. He previously was financial manager of Aberdeen Proving Ground. A certified government financial manager, he still serves as a consultant in management and business affairs. Mr. Johnson is active in community endeavors and serves on numerous boards and commissions. He is a member of the Northeastern Maryland Technology Council and a founding member and director of the Army Alliance, Inc. He was appointed to the Board of Directors of the Company in 1998 in connection with the Company's acquisition of Columbian. He is a resident of Havre de Grace, Maryland.

     HOWARD J. NEFF is the owner and operator of Furnace Bay Golf Club located in Perryville, Maryland. Mr. Neff has owned and operated Perryville Oil Company, an oil distributor, since 1954. He serves on the Bainbridge Development Corporation, and as Chairman of the Board of Trustees of Perryville United Methodist Church. He resides in Perryville, Maryland.

     MARY B. HALSEY became President and Chief Executive Officer of the Company and Cecil Federal in July 1995. Ms. Halsey joined Cecil Federal in 1980 and has been employed in various capacities since that time, including the positions of Chief Operating Officer and Principal Financial and Accounting Officer, which she held from 1993 until becoming President and Chief Executive Officer in 1995. Ms. Halsey is a director and officer of the Southeastern Conference of Community Bankers, Inc., currently holding the position of Past President. Ms. Halsey has also been appointed to several committees of the national thrift association, America's Community Bankers. Ms. Halsey is a past director of the Maryland Bankers Association. Ms. Halsey currently serves on the board of the Union
Hospital of Cecil County Health System, Inc., and as Trustee of Mt. Aviat Academy and is secretary of the Northern Chesapeake Hospice Foundation. She has previously served as Vice President and Director of the North East Chamber of Commerce and Director of the YMCA of Cecil County, Maryland. She resides in Rising Sun, Maryland.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information regarding the executive officers of the Company, Cecil Federal and Columbian, who presently do not serve on the Board of Directors.

                                         AGE AT
         NAME                       DECEMBER 31, 2000             TITLE
         ----                       -----------------             -----

         Brian J. Hale                      41                    Senior  Vice  President/Chief  Operating  Officer
                                                                  of Cecil Federal

         Sandra D. Feltman                  51                    Vice President/Director of Lending of Cecil
                                                                  Federal

         Thomas L. Lofland                  48                    President/Chief Executive Officer of Columbian

         Taylor F. Cameron                  30                    Vice President of Cecil Bancorp, Inc.

     BRIAN J. HALE is Senior Vice President/Chief Operating Officer of Cecil Federal. Before joining Cecil Federal, Mr. Hale was employed at County Banking and Trust Company, Elkton, Maryland for 16 years in various capacities, finally as Assistant Vice President in charge of loan operations. Since joining Cecil Federal in 1995, Mr. Hale's responsibilities as Chief Operating Officer include the administration of all lending, savings, and operational activities of Cecil Federal. Mr. Hale is currently a Director of the United Way of Cecil County.

     SANDRA D. FELTMAN is Vice President/Director of Lending of Cecil Federal. Ms. Feltman has previously served in various capacities since joining Cecil Federal in 1972 and has served in her present capacity as Director of Lending since 1982. Her responsibilities include carrying out Cecil Federal's lending policies and acting as the Community Reinvestment Act Officer. Ms. Feltman has previously served as the President and Director of the Greater Elkton Chamber of Commerce as well as a member in the committee to select a new Elkton Police Chief and the Teacher Recruitment/Retention Committee. She also participates in various activities for the Business and Education Partnership Advisory Council. Ms. Feltman is past chairman of the Finance Committee of the Cecil County Board of Realtors. Ms. Feltman is also a director of the Cecil County Home Builders Association.

     THOMAS W. LOFLAND is President/Chief Executive Officer and Director of Columbian Bank, F.S.B. Before joining Columbian, Mr. Lofland was employed by People's Bank of Elkton, for six years as President, Chief Operating Officer and Director. Prior to that Mr. Lofland spent 21 years in various capacities at County Banking and Trust Company located in Elkton, Maryland. Mr. Lofland was appointed to serve on the Economic and Development Commission for the State of Maryland and the Cecil Community College Foundation Board. He also is a member of Union Hospital of Cecil County Heath Systems, Inc., participating on the Finance, Audit and Human Resource committees, and Trustee of the Cecil County Paramedic Foundation, Inc. He is a member of the Business Education Partnership Advisory Council, a director of the Town of Elkton -Revitalization Committee. Mr. Lofland is a past Chairman of the Maryland Bankers Association- Young Bankers Committee, the Cecil County Chamber of Commerce, Elkton Rotary Club, Cecil County Red Cross, Elkton Chamber of Commerce, Cecil County Arts Council, and the Chesapeake Hospice. Mr. Lofland, formerly of Havre de Grace, resides in Fair Hill, Maryland.

     TAYLOR F. CAMERON is Vice President/Corporate Affairs for Cecil Bancorp, Inc. Mr. Cameron has served in various capacities prior to carrying out his current responsibilities of managing the corporate affairs of the Company. Mr. Cameron is a Director of the Cecil County Revolving Loan Fund and a member of the Maryland Bankers Association's Leadership and Development Committee. He also serves as the Secretary of the St. Andrew's School Alumni Corporation Board and has been nominated to serve as a Director of the Cecil County Chamber of Commerce. He resides in North East, Maryland.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company holds quarterly meetings and special meetings, as necessary. Prior to the acquisition of Columbian, the Company met bi-monthly. During the year ended December 31, 2000, the Board of Directors of the Company met nine times. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during fiscal 2000 and the total number of meetings held by all committees on which the director served during such year.

     The Audit Committee, composed of Directors Neff, Foard, Bathon and Sposato, meets with the Company's independent auditors in connection with the Company's annual audit and reviews the Company's accounting and financial reporting policies and practices. All members of the Audit Committee are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee has adopted a written charter, a copy of which is attached as Exhibit A to this Proxy Statement. The Audit Committee met two times during fiscal 2000.

     The entire Board of Directors serves as the Nominating Committee, and met one time in its capacity as the Nominating Committee during 2000 to make nominations for the Annual Meeting.

     The Incentive Compensation Plan Committee, composed of Directors Foard, Neff, Bathon and Sposato, meets to select key employees who will be eligible to receive annual cash bonuses under the Company's Incentive Compensation Plan. The Incentive Compensation Plan Committee met one time during fiscal 2000.

     The Company does not have an Executive Committee as the full Board of Directors meets significantly often to conduct company business.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by Mary B. Halsey, Chief Executive Officer of the Company. No other executive officer received salary and bonus in excess of $100,000 during the fiscal year ended December 31, 2000.

                                                                                        LONG-TERM COMPENSATION
                                                                                ----------------------------------
                                                                                           AWARDS          PAYOUTS
                                             ANNUAL COMPENSATION                -------------------------  -------
                                     ------------------------------------       RESTRICTED    SECURITIES               ALL OTHER
     NAME AND                                                OTHER ANNUAL         STOCK       UNDERLYING    LTIP        COMPEN-
PRINCIPAL POSITION         YEAR      SALARY    BONUS(1)      COMPENSATION       AWARD(S)(2)    OPTIONS     PAYOUTS     SATION(3)
------------------         ----      ------    --------      ------------       -----------   ----------   -------     ---------

Mary B. Halsey             2000     $135,000   $31,374        $     --          $20,181            --        $    --   $ 20,427
  President, Chief         1999      125,000    14,875              --           23,593            --             --     20,450
  Executive Officer        1998      105,000    23,888              --           22,630            --             --     18,452

____________
(1)  Represents  $31,374,  $14,875 and $23,888 for fiscal  2000,  1999 and 1998, respectively, paid pursuant to the Company's Incentive Compensation Plan.
(2) Represents 961 shares of restricted stock under the Management Recognition Plan, with a market value of $21.00 per share on the date of vesting for fiscal 2000; represents 963 shares of restricted stock under the Management Recognition Plan, with a market value of $24.50 per share on the date of vesting for fiscal 1999; and 963 shares of restricted stock under the Management Recognition Plan, with a market value of $23.50 per share on the date of vesting for fiscal 1998.
(3) For 2000 -- includes an automobile allowance of $750 and a pension plan contribution of $19,677; for 1999 -- includes an automobile allowance of $750 and a pension plan contribution of $19,700; and for 1998 -- includes an automobile allowance of $750 and a pension plan contribution of $17,702. Does not include 693 shares allocated to Ms. Halsey under the ESOP in 2000 with a value of $15.00 per share, or 975 shares allocated to Ms. Halsey under the ESOP in 1999 with a value of $18.50 per share, or 856 shares allocated to Ms. Halsey under the ESOP in 1998 with a value of $25.25 per share, or $21,614; 736. (Share values are based on then current independent valuations or then current trades in the Common Stock)

AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

Set forth below is information concerning options exercised during the year ended December 31, 2000 and the value of options held at the end of the fiscal year by Mary B. Halsey, Chief Executive Officer of the Company. No options were granted during fiscal 2000, and no SARs have been granted.

                                                                       NUMBER OF                      VALUE OF
                                                                 SECURITIES UNDERLYING               EXERCISABLE
                                                                      EXERCISABLE                   IN-THE-MONEY
                                                                  OPTIONS AT YEAR-END          OPTIONS AT YEAR-END (1)
                             SHARES ACQUIRED      VALUE           -------------------          -----------------------
NAME                           ON EXERCISE       REALIZED      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                         ----------------    --------      -------------------------      -------------------------

Mary B. Halsey                    2000           $18,000 (2)             7,284/-0-                 $62,861/-0-

_____________
(1) Represents the market price per share at end of fiscal year of 2000 ($19.63 on December 31, 2000) less the option exercise price per share of $11.00.
(2) Represents the difference between the exercise price per share of $11.00 and the approximate market price of $20.00 per share on the date of exercise.

EMPLOYMENT AGREEMENTS

     The Company and Cecil Federal, together, have entered into separate employment agreements (the "Employment Agreements") with Mary B. Halsey (the "Employee"), who is President and Chief Executive Officer of the Company and Cecil Federal. In her capacity as President and Chief Executive Officer, the Employee is responsible for overseeing all operations of Cecil Federal and the Company, and for implementing the policies adopted by Cecil Federal and the Company's Boards of Directors.

     The Employment Agreements became effective on the date of completion of the conversion of Cecil Federal from mutual to stock form and provide for a term of three years, with an annual base salary being payable to the Employee by Cecil Federal, which is currently in the amount of $135,000. In lieu of paying the Employee additional salary, the Company is agreeing to be jointly and severally liable for Cecil Federal's obligations under its Employment Agreement. On each anniversary date from the date of commencement of the Employment Agreement, the term of the agreement may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by Cecil Federal's Board of Directors that the performance of the Employee has met the required performance standards and that the Employment Agreement may be extended. The Employment Agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement, and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon the Employee's death or disability, and is terminable by Cecil Federal or the Company for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If Cecil Federal or the Company terminates an Employee without just cause, the Employee will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreement. If an Employment Agreement is terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will not be entitled to a continuation of her salary and benefits following such termination. In the event of the Employee's death during the term of an Employment Agreement, her estate will be entitled to receive her salary through the last day of the month in which death occurs. The Employees is able to voluntarily terminate their Employment Agreements by providing 60 days written notice to the Boards of Directors of Cecil Federal and the Company, in which case an Employee is entitled to receive only her compensation, vested rights, and benefits up to the date of termination.

     The Employment Agreements contain provisions stating that in the event of the Employee's involuntary termination of employment in connection with, or within one year after, any change in control (as defined in Cecil Federal's Retirement Plan for Non-Employee Directors), other than for "just cause," the Employee will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. The Employment Agreements provide for a lump sum payment to be made in the event of the Employee's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Employee, including (i) the requirement that the Employee perform her principal executive functions more than 35 miles from Cecil Federal's current primary office, (ii) a reduction in the Employee's base compensation as then in effect, (iii) the failure of Cecil Federal to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option, and retirement plans, (iv) the assignment to the Employee of duties and responsibilities which are other than those normally associated with her position with Cecil Federal, (v) a material reduction in the Employee's authority and responsibility, and (vi) the failure to re-elect the Employee to Cecil Federal's Board of Directors, provided that the Employee is serving on such Board on the date of the change in control. The aggregate payments that would be made to Ms. Halsey assuming her termination of employment under the foregoing circumstances at December 31, 2000 would have been approximately $403,650. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of Cecil Federal. In the event that the Employee prevails over Cecil Federal or the Company in a legal dispute as to an Employment Agreement, she will be reimbursed for legal and other expenses.

     The Employment Agreements include the following definitions: (i) "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform her duties under the Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Company's long-term disability plan (or, if Cecil Federal has no such plan in effect, which impairs the Employee's ability to substantially perform her duties under the Agreement for a period of one hundred eighty (180) consecutive days); (ii) termination for "Just Cause" means termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Agreement; and (iii) "change in control" has the same meaning as in effect under Cecil Federal's Retirement Plan for Non-Employee Directors.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

GENERAL

     During the fiscal year ended December 31, 2000, each non-employee member of the Company's Board of Directors was paid an annual retainer of $2,400 plus a fee of $150 per board meeting attended. Directors who are full-time employees do not receive additional fees for serving as directors. Non-employee directors also receive a fee of $50 per committee meeting attended. Each non-employee member of the Board of Directors received a $2,231 bonus during fiscal 2000 pursuant to the Company's Incentive Compensation Plan, except for directors of Columbian Bank, FSB, Angert and Johnson, who each received $224. See "Incentive Compensation Plan.

DIRECTORS' RETIREMENT PLAN

     In connection with its Conversion to stock form, Cecil Federal adopted the Cecil Federal Savings Bank Retirement Plan for Outside Directors (the "Directors Plan") for its non-employee directors. Upon retirement, a participant in the Directors' Plan receives a monthly benefit, for 120 months, equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $500. A participant's "Benefit Percentage" is based on his or her overall years of service on the Board of Directors of Cecil Federal and increases in increments of 20% from 0% for less than 5 years of service, to 20% for 5 years or more of service, to 40% for 10 years or more of service, to 60% for 15 years or more of service, to 80% for 20 years or more of service, to 100% for 25 or more years of service. A participant's "Vested Percentage" equals 0% initially, and increases by 10% per year for 10 years, and becomes 100% if the participant completes 10 years of service following the Conversion to stock form, or the date the director joined the Board. However, in the event a participant terminates service on the Board due to "disability" or "change in control" (as such terms are defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his or her years of service. If the participant dies, his or her surviving spouse will receive an amount equal to 50% of the benefits that would have been paid to the participant under the Directors' Plan if the participant (i) had survived to collect the full benefits payable (provided that these payments had commenced prior to the participant's death), and (ii) had a Vested Percentage equal to 100%, but only if the participant had not both terminated service on the Board prior to his or her death, and then had a Vested Percentage below 100% (with no payments being otherwise made). Cecil Federal contributed $15,165 to the Directors' Plan in 2000 to cover projected payments under the plan.

INCENTIVE COMPENSATION PLAN

     Effective January 1, 1994, the Company's Board of Directors adopted the Cecil Bancorp, Inc. Incentive Compensation Plan (the "Incentive Compensation Plan"). The Incentive Compensation Plan is administered by a committee (the "Incentive Compensation Committee") consisting of Directors Foard, Neff, Bathon and Sposato. The Incentive Compensation Plan authorizes the Incentive Compensation Committee to select key employees who will be eligible to receive annual cash bonuses ("Bonuses"). Directors of the Company who are not employees automatically participate in the Incentive Compensation Plan.

     The mathematical formula set forth in the Incentive Compensation Plan and summarized below determines the amount of incentive compensation that participants may receive in bonuses. Nevertheless, the Incentive Compensation Committee may in its discretion determine, by resolution adopted before the first day of any calendar year, to reduce the amounts payable to employees in the form of Bonuses. Absent such action with respect to employees, for each calendar year in which the Incentive Compensation Plan is in effect, each non-employee director and each key employee selected for participation will receive a Bonus in an amount equal to 7% of the participant's base annual compensation, times a "Multiplier" calculated as the sum of: (i) the percentage by which the Company's and the Bank's return-on-assets ("ROA") exceeds .50, and (ii) one half of the percentage by which 1.1% exceeds the Company's and the Bank's nonperforming loans (loans over 90 days delinquent and real estate owned) as a percentage of total assets ("NPA"). In no event will the Multiplier be less than zero. The Multiplier will be increased by .4 for any year in which the Bank receives an OTS Safety and Soundness CAMELS Rating of 1 or 2, and will be increased by an additional .4 for any year in which the Company's and the Bank receives an OTS Safety and Soundness CAMEL Rating of 1. The Incentive Compensation Committee may adjust the Company's ROA or NPA to take into account extraordinary financial events. The aggregate amount of Bonuses payable for any calendar year will be proportionately reduced (to zero, if necessary) to the extent that the payment would cause the Company's and the Bank to cease to be a "well-capitalized" institution for the year. Bonuses are payable from the Company's general assets. During fiscal 1998, due to extraordinary financial changes resulting from the merger with Columbian, the Board of Directors determined to separately evaluate the performance of the subsidiary banks, Cecil Federal and Columbian in applying this criteria to determine bonuses awarded for the 1998 fiscal year. In 1999, the Board of Directors passed a resolution to continue to separately evaluate the performance of Cecil Federal and Columbian.

     The Incentive Compensation Plan has an indefinite term. The Company has the right at any time to terminate or amend the Incentive Compensation Plan in any manner and for any reason; provided, that no amendment or termination shall, without the consent of the participant or, if applicable, the participant's beneficiary, adversely affect such participant's or beneficiary's rights with respect to benefits accrued as of the date of such amendment or termination. For the fiscal year ended December 31, 2000, Ms. Halsey received a bonus of $31,374, and each non-employee director received a bonus of $2,231, except for directors Angert and Johnson, who each received $224, pursuant to the Incentive Compensation Plan.


--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Stegman & Company, the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards NO. 61 ("SAS 61"). In addition, the Audit Committee has received from Stegman & Company the written disclosures and the letter required to be delivered by Stegman & Company under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Company that might bear on the auditors' independence. The Audit Committee has reviewed the materials to be received from Stegman & Company and has met with representatives of Stegman & Company to discuss the independence of the auditing firm. The Charter of the Audit Committee is attached to this proxy statement as Exhibit A.

     In connection with the new standards for independence of the Company's independent auditors promulgated by the Securities and Exchange Commission, during the Company's 2001 fiscal year, the Audit Committee will undertake to consider in advance of the provision of any non-audit services by the Company's independent auditors whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

Based on the Audit Committee's review of the financial statements, its discussion with Stegman & Company regarding SAS 61, and the written materials provided by Stegman & Company under ISB Standard No. 1 and the related discussion with Stegman & Company of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                                         THE AUDIT COMMITTEE
                                                           Matthew G. Bathon
                                                             Thomas L. Foard
                                                              Howard J. Neff
                                                          Charles F. Sposato


--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     On October 31, 2000, the Board of Directors of the Company dismissed Simon, Master & Sidlow, P.A., as its independent accountants. The decision was recommended by the Audit Committee of the Board of Directors and unanimously approved by the Board. The firm of Stegman & Company, Towson, Maryland, was engaged to perform an audit of the Company's financial statements for the fiscal year ending December 31, 2000 and to provide other accounting services.

     Simon, Master & Sidlow, P.A.'s audit reports on the Company's financial statements as of and for the years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years, and for the interim period through October 31, 2000, there were no disagreements with Simon, Master & Sidlow, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simon, Master & Sidlow, P.A., would have caused them to make reference thereto in their audit report.

     Stegman & Company served as the Company's independent certified public accountants for the fiscal year ended December 31, 2000. A representative of Stegman & Company is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.


--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     The aggregate fees paid for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2000 were $36,500, which were paid to Stegman & Company.

     The Company did not engage Stegman & Company to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

     For the fiscal year ended December 31, 2000, there were no fees paid by the Company to Stegman & Company for all services (other than audit services and financial information systems design and implementation services), because Stegman & Company was not retained until October 2000.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     Loans above the greater of $25,000 or 5% of Cecil Federal's or Columbian's capital and surplus, to directors, officers and employees must be approved in advance by a disinterested majority of the Board of Directors. Cecil Federal makes real estate loans to directors, officers and employees on substantially the same terms and rates as those which are available to the general public. Further, private mortgage insurance is required for all loans when the loan-to-value ratio is over 80%. During fiscal 2000, no executive officer, director or associate of such person had a loan outstanding with a balance in excess of $60,000, which loan had preferential terms.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than 10% of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on a review of reports of beneficial ownership filed on Forms 3, 4 and 5, there were no delinquent filers of such reports except for one late filing of an amendment to a Form 3 filed in February 2001 reporting one transaction by Director Robert L. Johnson for the fiscal year ended December 31, 2000.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

     The Company's annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Secretary of the Company. Such annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 127 North Street, Elkton, Maryland 21922-5547, no later than December 7, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals to be considered at the Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Company, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days' notice of the meeting is given to stockholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ Thomas L. Foard

                                     THOMAS L. FOARD
                                     SECRETARY
Elkton, Maryland
April 4, 2001
                                   FORM 10-KSB

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CECIL BANCORP, INC., P.O. BOX 568, 127 NORTH STREET, ELKTON, MARYLAND 21922-5547.

                                                                       EXHIBIT A
                               CECIL BANCORP, INC.

                                     CHARTER

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


A.   Purpose

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors of Cecil Bancorp, Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the corporation to any governmental body of the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing , account and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     1. Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     2. Review and appraise the audit efforts of the Company's independent accountants and internal auditor.

     3.   Provide  an  open  avenue  of  communication   among  the  independent
          accountants, financial and senior management, the internal auditor, and the Board of Directors.

     4. Act as representatives of shareholders and , as these shareholder representatives, assume the responsibility for evaluating the qualifications of independent accountants and internal auditors and making recommendations to the Board of Directors relative to the engagement of these parties.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section D of this Charter.

B.   Composition

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independence from management and the Company. Examples of such relationships include:

     1. a director who in employed by the Company or any of its affiliates for the current year or any of the past three years.

     2. a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service or benefits under a tax-qualified retirement plan, or non-discretionary plan.

     3. a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home.

     4. a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company received payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

     5. a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     All members of the Committee shall be financially literate, or become financially literate within a reasonable period of time. "Financially literate" is defined as "the ability to read and understand fundamental financial statements of a comparable institution, including its balance sheet, income statement, and cashflow statement". One member of the Audit Committee should have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.   Meetings

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management, the internal auditor, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financials consistent with D.1.d and D.4.d below.

D.   Responsibilities and Duties

     To fulfill its responsibilities and duties the Audit Committee shall:

     1.   Document/Report and Review

          a. Review and update this charter at least annually as conditions dictate.

          b. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

          c. Review the regular internal reports to management prepared by the internal auditor and management's response.

          d. view with financial management and the independent accountants the quarterly Thrift Financial Reports and quarterly 10Q-SB filings prior to their filing, or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for the purpose of this review. It will be required that the independent accountant conduct a SAS 71 Interim Financial Review prior to the Company's filing of its Form 10Q-SB.

     2.   Independent Accounts

          a. Recommend to the Board of Directors the selection of the independent accountants and internal auditor, considering independence and effectiveness, and review the fees and other compensation to be paid to these parties prior to recommendation to the Board.

          b.   Review the  performance of the  independent  accountants  and the
               internal   auditor  and  recommend  to  the  Board  any  proposed
               discharge of these parties when circumstances warrant.

          a. Periodically consult with the independent accounts out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

          b. Ensure receipt from the independent accountants of a formal written statement delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

     3.   Financial Reporting Processes

          a. In consultation with the independent accountants, management, and the internal auditors, review the integrity of the Company's financial reporting processes, both external and internal.

          b. Discuss with the independent accountant the accountant's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting to include such matters as the consistency of application of the Company's accounting policies and the clarity, consistency, ans the completeness of the Company's accounting information contained in the financial statements and related disclosures. The discussion should also include items that have a significant impact on the representational faithfulness, verifiability, neutrality, ad consistency of the account information included in the financial statement items, including the timing of transactions and the period in which they are recorded.

          c. Consider and recommend to the Board, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditor.

          d. Receive a report from the independent accountants regarding the matters required to be discussed by SAS 61, including the accountant's judgments about the quality, not just the acceptability, of the Company's accounting principles.

          e. Prepare a report to be included in the Annual Report on Form 10-KSB that discusses the performance of the steps included in the section, including an indication of whether, based on its discussions with management and the accountants, the Audit Committee members became aware of material misstatements or omissions in the financial statements, and further, that the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-KSB.

     4.   Process Improvements

          a. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments. The independent accounts shall issue a formal report to the Committee not less than annually in conjunction with preparing the Company's Annual Statement. The internal auditor shall issue formal reports to the Committee not less than semi-annually. Management shall respond to the internal auditor's report as appropriate.

          b. Following completion of the annual audit, review separately with each of management, the independent accounts and the internal auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access required information.

          c.   Review  any  significant   disagreement  among  management,   the
               independent accountants and/or the internal auditor in connection with the preparation of the financial statements.

          d. Review with the independent accountants, the internal auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     5.   Legal Compliance

          a. Ascertain that management has the proper review system in place to ensure that the Company's financial statement, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

          b.   Review activities and qualifications of the internal auditor.

          c. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

          d. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigations.

          e. Perform any other activities consistent with this Charter, the Company's by-laws and governing law as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY
                               CECIL BANCORP, INC.
                                Elkton, Maryland


                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 2, 2001


       The undersigned hereby appoints Doris P. Scott, Donald F. Angert and Howard B. Tome with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Cecil Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at Bentley's, Elkton, Maryland on Wednesday, May 2, 2001 at 9:00 a.m. (the "Annual Meeting"), and at any and all adjournments thereof, as follows, and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting:

                                                                        VOTE
                                                          FOR         WITHHELD
                                                          ---         --------
       1. The  election as directors  of all
          nominees  listed  below  (except as
          marked to the contrary below).                  [  ]         [  ]


          FOR TERMS TO EXPIRE IN 2004

          Thomas L. Foard
          Charles Sposato
          Matthew G. Bathon


       INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

       _________________________________________


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.


--------------------------------------------------------------------------------
       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a proxy statement dated April 4, 2001 and an Annual Report to Stockholders for the 2000 fiscal year.

Dated:  ______________, 2001


----------------------------------      ----------------------------------------
  PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER


----------------------------------      ----------------------------------------
  SIGNATURE OF STOCKHOLDER              SIGNATURE OF STOCKHOLDER


       Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.